Exhibit 10.4

SECOND AMENDMENT TO
THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF
NORTHSTAR HEALTHCARE INCOME OPERATING PARTNERSHIP, LP

This Second Amendment (this “Amendment”) is made to the Amended and Restated Limited Partnership Agreement of NorthStar Healthcare Income Operating Partnership, LP, dated as of July 31, 2012, as amended by the First Amendment dated as of November 12, 2012 (the “Agreement”), and shall be effective as of June 30, 2014 (the “Effective Date”). All capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Agreement.

WHEREAS, on June 30, 2014, NorthStar Realty Finance Corp. (“NorthStar Realty”), the sponsor of NorthStar Healthcare Income, Inc. (the “General Partner”) completed the previously announced spin-off (the “Spin-Off”) of its asset management business into NorthStar Asset Management Group Inc. (“NSAM”), a separate public company;

WHEREAS, following the completion of the Spin-Off, NSAM will own and operate NorthStar Realty’s asset management business and NSAM and its affiliates will sponsor and manage NorthStar Realty, the General Partner and the other non-traded REITs previously sponsored by NorthStar Realty, and any other companies NSAM and its affiliates may manage or sponsor in the future;

WHEREAS, in connection with the Spin-Off, on June 30, 2014, the General Partner provided notice to NorthStar Healthcare Income Advisor, LLC, the old advisor to the General Partner and the Partnership and a limited partner in the Partnership (the “Limited Partner”), and NorthStar Realty of the termination, without cause, of the Amended and Restated Advisory Agreement (the “Old Advisory Agreement”), by and among the General Partner, the Partnership, the Limited Partner and NorthStar Realty, dated as of July 31, 2012, and the notice period therefor was waived by the Limited Partner and NorthStar Realty;

WHEREAS, in connection with the Spin-Off, on June 30, 2014, the General Partner, the Partnership, NSAM, and NSAM J-NSHC Ltd, a Jersey limited company and a subsidiary of NSAM (the “New Advisor”), entered into a new advisory agreement (the “New Advisory Agreement”), pursuant to which the New Advisor manages the day-to-day activities of the General Partner and implements the General Partner’s investment strategy; and

WHEREAS, upon completion of the Spin-Off, the existing employees of NorthStar Realty became employees of NSAM, certain of which, including executive officers, employees engaged in NorthStar Realty’s existing loan origination business and certain other employees, will be co-employees of NSAM and NorthStar Realty, and the General Partner will have access to the same personnel and resources that it had prior to the Spin-Off.

NOW, THEREFORE, pursuant to Article 11 of the Agreement, the General Partner, the Limited Partner and NorthStar Healthcare Income OP Holdings, LLC (the “Special Limited Partner”) desire to enter into this Amendment in connection with the changes describe above:

1.    Termination of Old Advisory Agreement. The General Partner, the Limited Partner and the Special Limited Partner hereby agree that the termination of the Old Advisory Agreement did not constitute a Termination Event under the Agreement and did not trigger the redemption of the Special Limited Partnership Units pursuant to Section 8.6 of the Agreement.

2.    Advisor; Advisory Agreement. The General Partner, the Limited Partner and the Special Limited Partner hereby acknowledge and agree that the current Advisor as defined by the Agreement is the New Advisor, and the current Advisory Agreement as defined by the Agreement is the New Advisory Agreement.
3.    Effect on the Agreement. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect.

4.    Governing Law. This Amendment shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has signed this Amendment as of the Effective Date.

GENERAL PARTNER:
NORTHSTAR HEALTHCARE INCOME, INC.

By:        /s/ Ronald J. Lieberman
Name:    Ronald J. Lieberman
Title:    Executive Vice President, General Counsel and Secretary

LIMITED PARTNER:

NORTHSTAR HEALTHCARE INCOME ADVISOR, LLC

By:        /s/ Ronald J. Lieberman
Name:    Ronald J. Lieberman
Title:    Executive Vice President, General Counsel and Secretary

SPECIAL LIMITED PARTNER:

NORTHSTAR HEALTHCARE INCOME OP HOLDINGS, LLC

By:        /s/ Ronald J. Lieberman
Name:    Ronald J. Lieberman
Title:    Executive Vice President, General Counsel and Secretary

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